Exhibit 99.1

For Immediate Release
July 31, 2018

PNM Resources Reports Second Quarter Results
2018 and 2019 Ongoing Earnings Guidance Raised;
Improving Load Growth a Contributing Factor

PNM Resources (In millions, except EPS)

	Q2 2018	Q2 2017	YTD 2018	YTD 2017
GAAP net earnings attributable to PNM Resources	$38.2	$37.6	$53.2	$60.4
GAAP diluted EPS	$0.48	$0.47	$0.67	$0.75
Ongoing net earnings	$42.3	$39.6	$58.8	$61.6
Ongoing diluted EPS	$0.53	$0.49	$0.73	$0.77

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2018 second quarter results. In addition, management raised its consolidated ongoing earnings guidance to $1.91 to $1.98 per diluted share for 2018 and $2.08 to $2.18 per diluted share for 2019.

“We have raised 2018 and 2019 guidance based on higher load growth trends at PNM and continued strong demand at TNMP. In addition, hotter temperatures increased second quarter earnings,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “At TNMP, we have increased capital spending in 2018 to serve their growing needs. Plans for capital spending beyond 2018 will be further evaluated as we progress through the year.”

SEGMENT REPORTING OF 2018 SECOND QUARTER EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q2 2018	Q2 2017	YTD 2018	YTD 2017
GAAP net earnings attributable to PNM Resources	$26.5	$26.8	$34.2	$43.3
GAAP diluted EPS	$0.33	$0.34	$0.43	$0.54
Ongoing net earnings	$30.8	$28.8	$39.9	$44.5
Ongoing diluted EPS	$0.38	$0.36	$0.49	$0.56

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PNM Resources Reports Q2 Earnings            7-31-18                         p. 2 of 4

•
In the second quarter of 2018, PNM’s GAAP and ongoing earnings reflect the retail generation portfolio changes approved in the BART settlement and lower tax expense as a result of the Tax Cuts and Jobs Act of 2017 (TCJA), both of which were incorporated into the revised retail rates phased-in beginning February 2018.

•
Earnings were also impacted in the second quarter of 2018 due to the addition of new third-party transmission contracts, increased customer usage caused by higher temperatures and load growth. These increases were offset by higher costs associated with the planned outage to install SCR equipment at the Four Corners Power Plant and moving a planned outage at the San Juan Generating Station from the fourth quarter to the second quarter, depreciation and property tax expenses from new capital investments and lower gains from the decommissioning and reclamation trusts.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q2 2018	Q2 2017	YTD 2018	YTD 2017
GAAP net earnings attributable to PNM Resources	$15.4	$12.2	$24.8	$19.8
GAAP diluted EPS	$0.19	$0.15	$0.31	$0.24
Ongoing net earnings	$15.4	$12.2	$24.8	$19.8
Ongoing diluted EPS	$0.19	$0.15	$0.31	$0.24

•
Earnings were increased by transmission rate relief, load growth and higher temperatures. This was partially offset by increased depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.
Corporate and Other (In millions, except EPS)

	Q2 2018	Q2 2017	YTD 2018	YTD 2017
GAAP net earnings (loss) attributable to PNM Resources	($3.7)	($1.4)	($5.8)	($2.7)
GAAP diluted EPS	($0.04)	($0.02)	($0.07)	($0.03)
Ongoing net earnings (loss)	($3.9)	($1.4)	($5.9)	($2.6)
Ongoing diluted EPS	($0.04)	($0.02)	($0.07)	($0.03)

•
Corporate and Other’s GAAP and ongoing earnings were lower in the second quarter of 2018 due to higher interest rates and the issuance of $300.0 million of 3.25% senior unsecured notes in March 2018 that reduced variable rate debt exposure. Earnings were also lower due to the early repayment of loan agreements associated with Westmoreland Coal Company, resulting in lower net interest income.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q2 Earnings            7-31-18                        p. 3 of 4

SECOND QUARTER CONFERENCE CALL: 11 A.M. EASTERN TUESDAY, JULY 31
PNM Resources will discuss second quarter earnings results during a live conference call and webcast on Tuesday, July 31st at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10121668. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources second quarter conference call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2017 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,580 megawatts of generation capacity and provides electricity to more than 773,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Pahl Shipley
(505) 241-2160                    (505) 259-8063

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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PNM Resources Reports Q2 Earnings            7-31-18                        p. 4 of 4

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$26,540	$15,367	$(3,699)	$38,208
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(28)	—	—	(28)
Net change in unrealized gains and losses on investment securities2b	3,027	—	—	3,027
Regulatory disallowances and restructuring costs2c	1,794	—	—	1,794
Pension expense related to previously disposed of gas distribution business2d	869	—	—	869
(Gain) related to previously disposed of activities2e	—	—	(216)	(216)
Total adjustments before income tax effects	5,662	—	(216)	5,446
Income tax impact of above adjustments1,2f	(1,438)	—	55	(1,383)
Adjusting items, net of income taxes	4,224	—	(161)	4,063
Ongoing Earnings (Loss)	$30,764	$15,367	$(3,860)	$42,271

Six Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$34,246	$24,779	$(5,827)	$53,198
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(56)	—	—	(56)
Net change in unrealized gains and losses on investment securities2b	4,083	—	—	4,083
Regulatory disallowances and restructuring costs2c	1,794	—	—	1,794
Pension expense related to previously disposed of gas distribution business2d	1,701	—	—	1,701
(Gain) related to previously disposed of activities2e	—	—	(216)	(216)
Total adjustments before income tax effects	7,522	—	(216)	7,306
Income tax impact of above adjustments[1]	(1,911)	—	55	(1,856)
Impairment of state tax credits	—	—	123	123
Total income tax impacts2f	(1,911)	—	178	(1,733)
Adjusting items, net of income taxes	5,611	—	(38)	5,573
Ongoing Earnings (Loss)	$39,857	$24,779	$(5,865)	$58,771

[1] 2018 income tax effects calculated using a tax rate of 25.40%
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a]Reductions in "Electric Operating Revenues" and "Cost of energy" of $264 and $292 in the three months ended June 30, 2018 and $545 and $601 in the six months ended June 30, 2018
[b]Reductions in "Gains on investment securities"
[c]Increases in "Regulatory allowances and restructuring costs"
[d]Increases in "Other (deductions)"
[e]Increases in "Other income"
[f]Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$26,800	$12,204	$(1,449)	$37,555
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	2,284	—	—	2,284
Net change in unrealized impairments of available-for-sale securities2b	73	—	—	73
Pension expense related to previously disposed of gas distribution business2c	961	—	—	961
Total adjustments before income tax effects	3,318	—	—	3,318
Income tax impact of above adjustments1,2d	(1,287)	—	—	(1,287)
Adjusting items, net of income taxes	2,031	—	—	2,031
Ongoing Earnings (Loss)	$28,831	$12,204	$(1,449)	$39,586

Six Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$43,327	$19,808	$(2,718)	$60,417
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	939	—	—	939
Net change in unrealized impairments of available-for-sale securities2b	(1,028)	—	—	(1,028)
Pension expense related to previously disposed of gas distribution business2c	1,922	—	—	1,922
Total adjustments before income tax effects	1,833	—	—	1,833
Income tax impact of above adjustments[1]	(711)	—	—	(711)
New Mexico corporate income tax rate change	22	—	83	105
Total income tax impacts2d	(689)	—	83	(606)
Adjusting items, net of income taxes	1,144	—	83	1,227
Ongoing Earnings (Loss)	$44,471	$19,808	$(2,635)	$61,644

[1]2017 income tax effects calculated using a tax rate of 38.80%
[2]The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a]Increases in "Electric Operating Revenues" and "Cost of energy" of $7,977 and $10,261 in the three months ended June 30, 2017 and $9,026 and $9,965 in the six months ended June 30, 2017
[b](Increase) decrease in "Gains on investment securities"
[c]Increases in "Other (deductions)"
[d]Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$0.33	$0.19	$(0.04)	$0.48
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.03	—	—	0.03
Regulatory disallowances and restructuring costs	0.02	—	—	0.02
Pension expense related to previously disposed of gas distribution business	—	—	—	—
(Gain) related to previously disposed of activities	—	—	—	—
Total Adjustments	0.05	—	—	0.05
Ongoing Earnings (Loss)	$0.38	$0.19	$(0.04)	$0.53
Average Diluted Shares Outstanding: 79,978,605

Six Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$0.43	$0.31	$(0.07)	$0.67
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.03	—	—	0.03
Regulatory disallowances and restructuring costs	0.02	—	—	0.02
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
(Gain) related to previously disposed of activities	—	—	—	—
Impairment of state tax credits	—	—	—	—
Total Adjustments	0.06	—	—	0.06
Ongoing Earnings (Loss)	$0.49	$0.31	$(0.07)	$0.73
Average Diluted Shares Outstanding: 79,995,926

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$0.34	$0.15	$(0.02)	$0.47
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Pension expense related to previously disposed of gas distribution business	—	—	—	—
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.36	$0.15	$(0.02)	$0.49
Average Diluted Shares Outstanding: 80,130,904

Six Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.54	$0.24	$(0.03)	$0.75
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
New Mexico corporate income tax rate change	—	—	—	—
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.56	$0.24	$(0.03)	$0.77
Average Diluted Shares Outstanding: 80,121,449

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(In thousands, except per share amounts)
Electric Operating Revenues:
Contracts with customers	$338,659	$326,586	$642,010	$623,777
Alternative revenue programs	5,660	$8,920	6,584	13,499
Other electric operating revenue	7,994	$26,814	21,597	55,222
Total electric operating revenues	$352,313	$362,320	670,191	692,498
Operating Expenses:
Cost of energy	87,711	104,267	180,267	207,070
Administrative and general	43,355	42,984	91,638	88,379
Energy production costs	41,888	34,393	77,238	66,180
Regulatory disallowances and restructuring costs	1,794	—	1,794	—
Depreciation and amortization	60,063	57,625	118,785	114,008
Transmission and distribution costs	18,450	17,031	35,406	33,508
Taxes other than income taxes	19,723	18,777	39,602	38,012
Total operating expenses	272,984	275,077	544,730	547,157
Operating income	79,329	87,243	125,461	145,341
Other Income and Deductions:
Interest income	4,339	3,885	8,462	8,766
Gains (losses) on investment securities	(1,670)	5,663	(1,382)	12,324
Other income	4,796	3,450	8,265	8,351
Other (deductions)	(5,868)	(5,042)	(7,243)	(10,663)
Net other income and deductions	1,597	7,956	8,102	18,778
Interest Charges	33,321	32,332	66,376	64,031
Earnings before Income Taxes	47,605	62,867	67,187	100,088
Income Taxes	5,156	21,636	5,939	32,411
Net Earnings	42,449	41,231	61,248	67,677
(Earnings) Attributable to Valencia Non-controlling Interest	(4,109)	(3,544)	(7,786)	(6,996)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)
Net Earnings Attributable to PNMR	$38,208	$37,555	$53,198	$60,417
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.48	$0.47	$0.67	$0.76
Diluted	$0.48	$0.47	$0.67	$0.75
Dividends Declared per Common Share	$0.2650	$0.2425	$0.5300	$0.4850